Exhibit X

NORDIC INVESTMENT BANK

Medium-Term Notes, Series D

AMENDMENT NO. 3 TO THE

FISCAL AGENCY AGREEMENT DATED MAY 22, 2007

January 25, 2016

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention:	Agency & Trust
John Hannon

Dear Sirs:

1.            Introduction.  In connection with the Medium-Term Notes, Series D (the “Notes”) of the Nordic Investment Bank (“NIB”) and the fiscal agency agreement dated as of May 22. 2007 between NIB and you in respect of the Notes (the “Fiscal Agency Agreement”), as amended by the Amendment No. 1 thereto dated October 2, 2009 (“Amendment No. 1”) and Amendment No. 2 thereto dated December 17, 2010 (“Amendment No. 2”), NIB confirms with you this agreement to amend the Fiscal Agency Agreement (the “Amendment”) effective as of the date hereof as follows:

2.            Defined Terms.

(i)         All references in the Fiscal Agency Agreement, including in the Exhibits thereto, to “this Agreement” or the “Fiscal Agency Agreement” shall be understood to refer to the Fiscal Agency Agreement as amended by Amendment No. 1, Amendment No. 2 and this Amendment.

(ii)        Except to the extent otherwise provided herein, capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Fiscal Agency Agreement.

3.            Amendment to Section 1.  The first paragraph of Section 1 shall be and hereby is amended and restated as follows:

“General.  The Bank proposes to issue from time to time its Medium-Term Notes, Series D (collectively, the “Notes”) pursuant to the Selling Agency Agreement, dated May 22, 2007, as amended from time to time (the “Selling Agency Agreement”), among the Bank and the agents named therein (the “Agents”), having an aggregate initial public offering price or purchase price outstanding (as defined in Section 4(a)) at any one time of up to U.S. $20,000,000,000 or the equivalent thereof in other currencies or composite currencies (calculated as provided in Section 4(a)).”

4.            Amendments to Section 4.

(i)          The first sentence of Section 4(a) shall be and hereby is amended by deleting the reference to “an aggregate initial public offering price or purchase price of up to U.S. $20,000,000,000” and substituting therefor “an aggregate initial public offering price or purchase price outstanding at any one time of up to U.S. $20,000,000,000.”

(ii)         The second sentence of Section 4(a) shall be and hereby is amended by deleting the reference to “the aggregate purchase price of Notes issued by the Bank to exceed U.S. $20,000,000,000” and substituting therefor “the aggregate purchase price outstanding at any one time of Notes issued by the Bank to exceed U.S. $20,000,000,000.”

(iii)        The third sentence of Section 4(a) shall be and hereby is amended and restated as follows:

“The U.S. dollar equivalent of the initial offering price or principal amount of any Foreign Currency Note on the Original Issue Date of such Note shall, for purposes of calculating this maximum aggregate purchase price for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (as defined in Section 28(f)) on the basis of the Market Exchange Rate, as defined below, for the applicable Specified Currency on such Original Issue Date.”

(iv)        The following text shall be and hereby is inserted as a new paragraph at the end of Section 4(a):

“Unless the context otherwise requires, references in this Agreement to the term “outstanding” in relation to any Note means all Notes issued other than:

  (i)        those Notes that have been paid at maturity (as such term is interpreted in Section 1 hereof) and cancelled pursuant to their applicable terms and conditions;

 (ii)        those Notes in respect of which the date of maturity in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) hereof) have been duly paid to or to the order of the Fiscal Agent in the manner provided in this Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) hereof) and remain available for payment against presentation of the relevant Notes;

(iii)        those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions;

 (iv)        those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 hereof;

  (v)        for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 hereof;

 (vi)        any Book-Entry Notes represented by Global Notes or Master Global Notes authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 hereof; and

(vii)        any Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 hereof.”

5.            Amendment to Section 20.  The following text shall be and hereby is inserted as a new sentence at the end of Section 20:

“Under the laws of New York, claims relating to payment of principal and interest on the Notes will be prescribed according to the applicable statute of limitations, which would bar any such claim no earlier than 6 years after the payment date.”

6.            Amendment to Section 27.  Section 27(i) shall be and hereby is amended and restated as follows:

“Nordic Investment Bank

Fabianinkatu 34

P.O. Box 249

FIN-00171 Helsinki, Finland

Attention:        Head of Treasury

Telephone:      +358 10 618 001

Telefax:           +358 10 618 0714”

7.            Amendments to Exhibit A.

(i)          The heading of Exhibit A shall be and hereby is amended by deleting “December 17, 2010” and substituting therefor “January 25, 2016.”

(ii)         The third sentence of the first paragraph of Exhibit A shall be and hereby is amended and restated as follows:

“The Notes are being sold pursuant to a Selling Agency Agreement between NIB and the Agents dated May 22, 2007, as amended from time to time (the “Selling Agency Agreement”).”

(iii)        The seventh sentence of the first paragraph of Exhibit A shall be and hereby is amended and restated as follows:

“The Notes will be issued under a Fiscal Agency Agreement, dated May 22, 2007, as amended from time to time (the “Fiscal Agency Agreement”) between NIB and Citibank, N.A., as fiscal agent (the “Fiscal Agent”).”

(iv)        In the third sentence of Subsection B of the section entitled “Settlement Procedures” under Part I of Exhibit A, the text following “(iii)” shall be and hereby is amended and restated as follows:

“upon authentication and delivery of such Global Note or Master Global Note (if necessary), the aggregate initial offering price outstanding at any one time of Notes issued under the Fiscal Agency Agreement will not exceed U.S. $20,000,000,000 (as provided in the Fiscal and Paying Agency Agreement).”

8.            Amendments to Exhibit B.

(i)          The last sentence of the first paragraph of page B-2 of Exhibit B shall be and hereby is amended and restated as follows:

“The Debt Obligations aggregated with any other indebtedness of the Issuer of this Series are limited (as provided in the Fiscal Agency Agreement) to the principal amount outstanding at any one time of U.S. $20,000,000,000 designated as the Medium-Term Notes of Issuer Due Nine Months or More from Date of Issue.”

(ii)         The references to “December 17, 2010” in the heading and the first full paragraph of page B-4 of Exhibit B shall be and hereby are deleted and replaced with references to “January 25, 2016.”

(iii)        The second full paragraph of page B-4 of Exhibit B shall be and hereby is amended and restated as follows:

“REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH REGISTERED MASTER NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “REGISTERED MASTER NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE FISCAL AGENT, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT (OR ANY PROSPECTUS SUPPLEMENT REPLACING SUCH PROSPECTUS SUPPLEMENT) TO THE PROSPECTUS DATED JUNE 17, 2015 (OR ANY PROSPECTUS RELATING TO THE NOTES THAT REPLACES SUCH PROSPECTUS) RELATING TO EACH ISSUANCE OF NOTES, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FACE HEREOF OR OTHERWISE HEREIN.”

(iv)          The first and second sentences of the first paragraph under the heading “General” on page B-4 of Exhibit B shall be and hereby are amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(v)         The third through eighth sentences of the first paragraph under the heading “General” on pages B-4 to B-5 of Exhibit B shall constitute a new paragraph.

9.            Amendments to Exhibit C.

(i)             The last sentence of the first paragraph of page D-4 of Exhibit C shall be and hereby is amended and restated as follows:

“The Debt Obligations aggregated with any other indebtedness of the Issuer of this Series are limited (as provided in the Fiscal Agency Agreement) to the principal amount outstanding at any one time of U.S. $20,000,000,000 designated as the Medium-Term Notes of Issuer Due Nine Months or More from Date of Issue.”

(ii)             The references to “December 17, 2010” in the heading and the first full paragraph of page D-6 of Exhibit C shall be and hereby are deleted and replaced with references to “January 25, 2016.”

(iii)          The second full paragraph of page D-6 of Exhibit C shall be and hereby is amended and restated as follows:

“REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF SUCH 144A MASTER NOTE (TOGETHER WITH THIS RIDER, HEREIN REFERRED TO AS THIS “144A MASTER NOTE”) SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE FISCAL AGENT, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT DATED (OR ANY PROSPECTUS SUPPLEMENT REPLACING SUCH PROSPECTUS SUPPLEMENT) TO THE PROSPECTUS DATED JUNE 17, 2015 (OR ANY PROSPECTUS RELATING TO THE NOTES THAT REPLACES SUCH PROSPECTUS) RELATING TO EACH ISSUANCE OF NOTES. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH ON THE FACT HEREOF OR OTHERWISE HEREIN.”

(iv)          The first and second sentences of the first paragraph under the heading “General” on page D-6 of Exhibit C shall be and hereby are amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(v)         The third through eighth sentences of the first paragraph under the heading “General” on pages D-6 to D-7 of Exhibit C shall constitute a new paragraph.

10.          Amendments to Exhibit D.

(i)             The first and second sentences of the first paragraph under the heading “General” on page R-1 of Exhibit D shall be and hereby are amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the

Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)             The third through eighth sentences of the first paragraph under the heading “General” on page R-1 of Exhibit D shall constitute a new paragraph.

11.          Amendments to Exhibit E.

(i)             The entirety of the first sentence of the first paragraph under the heading “General” on page E-1 of Exhibit E shall be and hereby is amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)         The third through eighth sentences of the first paragraph under the heading “General” on page E-1 of Exhibit E shall constitute a new paragraph.

12.         Amendments to Exhibit F.

(i)          The entirety of the first sentence of the first paragraph under the heading “General” on page R-1 of Exhibit F shall be and hereby is amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)         The third through eighth sentences of the first paragraph under the heading “General” on page R-1 of Exhibit F shall constitute a new paragraph.

13.         Amendments to Exhibit G.

(i)          The entirety of the first sentence of the first paragraph under the heading “General” on page I-1 of Exhibit G shall be and hereby is amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange

Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)         The third through eighth sentences of the first paragraph under the heading “General” on page I-1 of Exhibit G shall constitute a new paragraph.

14.         Amendments to Exhibit H.

(i)          The entirety of the first sentence of the first paragraph under the heading “General” on page H-1 of Exhibit H shall be and hereby is amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)         The third through eighth sentences of the first paragraph under the heading “General” on page H-1 of Exhibit H shall constitute a new paragraph.

15.         Amendments to Exhibit I.

(i)          The entirety of the first sentence of the first paragraph under the heading “General” on page R-1 of Exhibit I shall be and hereby is amended and restated as follows:

“This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount outstanding at any one time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies. The U.S. dollar equivalent of Notes denominated in currencies or composite currencies other than U.S. dollars shall, for purposes of calculating this maximum aggregate principal amount for the entire period during which such Note is outstanding, be determined by the Exchange Rate Agent (the “Exchange Rate Agent”) on the basis of the noon buying rate for cable transfers in New York City as certified for custom purposes by the Federal Reserve Bank of New York (the “Market Exchange Rate”) for such currencies on the applicable issue dates. References herein to the term “outstanding” in relation to any Note means all Notes issued other than (i) those Notes that have been paid at maturity (as such term is used in the Fiscal Agency Agreement (as defined below)) and cancelled pursuant to their applicable terms and conditions; (ii) those Notes in respect of which the date of maturity (as such term is used in the Fiscal Agency Agreement) in accordance with their applicable terms and conditions has occurred and the monies to be paid at maturity (including all interest, if any, accrued to the date of maturity and the interest, if any, payable after that date in accordance with Section 17(d) of the Fiscal Agency Agreement have been duly paid to or to the order of the Fiscal Agent (as defined below) in the manner provided in the Fiscal Agency Agreement (and where appropriate notice to that effect has been given to the Holders in accordance with Section 17(c) of the Fiscal Agency Agreement) and remain available for payment against presentation of the relevant Notes; (iii) those Notes that have been purchased and cancelled in accordance with their applicable terms and conditions; (iv) those mutilated Notes that have been surrendered and cancelled and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (v) for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes, those Notes that are alleged to have been destroyed, lost or stolen and in respect of which replacements have been issued in accordance with Section 15 of the Fiscal Agency Agreement; (vi) any Book-Entry Notes represented by Global Notes or Master Global Notes (as such terms are defined in the Fiscal Agency Agreement) authenticated and delivered in exchange for or in lieu of Global Notes or Master Global Notes in accordance with Section 14 of the Fiscal Agency Agreement; and (vii) any Certificated Notes (as such term is defined in the Fiscal Agency Agreement) authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes in accordance with Section 15 of the Fiscal Agency Agreement.”

(ii)        The third through eighth sentences of the first paragraph under the heading “General” on page R-1 of Exhibit I shall constitute a new paragraph.

16.         Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, except with respect to its authorization and execution on behalf of NIB.

17.         Counterparts.  This Amendment may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

Very truly yours,
NORDIC INVESTMENT BANK

By	/s/ Alexander Ruf
	Name:	Alexander Ruf
	Title:	Senior Funding Manager
Funding & Investor Relations

By	/s/ Sten Holmberg
	Name:	Sten Holmberg
	Title:	Chief Counsel

CONFIRMED AND ACCEPTED, as of

 January 25, 2016:

CITIBANK, N.A.

By	/s/ John Hannon
Authorized Signatory

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